EXHIBIT 10.2
FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

This First Amendment to Amended and Restated Credit Agreement (the “First Amendment”) is made as of the 24th day of July, 2013, by and among:

SPECIALTY RETAILERS, INC., a Texas corporation (the “Borrower”);
the FACILITY GUARANTORS now or hereafter party hereto;

the LENDERS party hereto, and

BANK OF AMERICA, N.A., a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110, as Administrative Agent and Collateral Agent (in such capacity, the “Agent”), in consideration of the mutual covenants herein contained and benefits to be derived herefrom.
WITNESSETH

WHEREAS, the Borrower, the Facility Guarantors, the Lenders party thereto, and the Agent, among others, have entered into an Amended and Restated Credit Agreement dated as of June 30, 2011 (as amended and in effect, the “Credit Agreement”); and

WHEREAS, the Borrower, the Facility Guarantors, the Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement, on the terms and conditions set forth herein.

NOW THEREFORE, it is hereby agreed as follows:

1.
Incorporation of Terms and Conditions of Credit Agreement. All of the terms and conditions of the Credit Agreement (including, without limitation, all definitions set forth therein) are specifically incorporated herein by reference. All capitalized terms not otherwise defined herein shall have the same meaning as in the Credit Agreement, as applicable.

2.
Representations and Warranties. Each Loan Party hereby represents and warrants that after giving effect to this First Amendment, (i) no Default or Event of Default exists under the Credit Agreement or under any other Loan Document, and (ii) all representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except in the case of any representation and warranty qualified by materiality, which is true and correct in all respects) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except in the case of any representation and warranty qualified by materiality, which is true and correct in all respects) as of such earlier date (it being understood and agreed that the representations referred to in Schedules 3.05(c)(i), 3.05(c)(ii) and 3.13 to the Credit Agreement were made as of the Effective Date).

3.	Ratification of Loan Documents. The Credit Agreement, as hereby amended, and all other Loan Documents, are hereby ratified and re-affirmed in all respects and shall continue in full force and effect.

4.	Amendments to Article I. The provisions of Article I of the Credit Agreement are hereby amended as follows:

a.	The definition of “Applicable Margin” is hereby amended by deleting the table therein, and by substituting the following in its stead:

Level	Average Daily Excess Availability Criteria	Prime Rate Loans	LIBO Loans
I	Less than 40% of the Loan Cap	0.75%	1.75%
II	Equal to or greater than 40% of the Loan Cap	0.50%	1.50%

5.	Amendments to Article II. The provisions of Article II of the Credit Agreement are hereby amended as follows:

a.	Section 2.13 is hereby deleted in its entirety and the following substituted in its stead:

“The Borrower shall pay to the Administrative Agent for the account of the Lenders, a commitment fee (the “Commitment Fee”) equal to 0.25% per annum on the basis of actual days elapsed in a year of 360 days multiplied by the average daily balance of the Unused Commitment during the period commencing on and including the Effective Date and ending on but excluding the Termination Date. Upon the occurrence of an Event of Default, at the option of the Administrative Agent or at the direction of the Required Lenders, the Commitment Fee shall be determined at the rate set forth in Section 2.11. The Commitment Fee so accrued in any calendar quarter shall be payable on the first day of the next calendar quarter, in arrears, except that all Commitment Fees so accrued as of the Termination Date shall be payable on the Termination Date. The Administrative Agent shall pay the Commitment Fee to the Lenders based upon their Commitment Percentage.”

6.	Conditions to Effectiveness. This First Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of (or waived by) the Agent:

a.
All action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this First Amendment shall have been duly and effectively taken. The Agent shall have received from the Loan Parties true copies of their respective certificate of the resolutions authorizing the transactions described herein, each certified by their secretary or other appropriate officer to be true and complete.

b.	The Loan Parties shall have paid to the Agent, for the account of the Lenders in accordance with their Applicable Percentages, an amendment fee in an amount equal to 0.05% of the Total Commitments.

c.	No Default or Event of Default shall have occurred and be continuing.

7.	Miscellaneous.

a.	The Loan Parties shall reimburse the Agent for all out-of-pocket expenses incurred by the Agent in connection herewith, including, without limitation, reasonable attorneys' fees.

b.
This First Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered, shall be an original, and all of which together shall constitute one instrument. Delivery of an executed counterpart of a signature page hereto by telecopy or e-mail of a PDF copy shall be effective as delivery of a manually executed counterpart hereof.

c.
This First Amendment and the Credit Agreement together shall constitute one agreement. This First Amendment and the Credit Agreement together express the entire understanding of the parties with respect to the matters set forth herein and supersede all prior discussions or negotiations hereon.

d.
Any provision of this First Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

e.	THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS

PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the date first above written.

SPECIALTY RETAILERS, INC.,
as Borrower

By:	/s/ Oded Shein
Name:	Oded Shein
Title:	Executive Vice President, Chief
Financial Officer and Treasurer

STAGE STORES, INC., as Parent and as a
Facility Guarantor

By:	/s/ Oded Shein
Name:	Oded Shein
Title:	Executive Vice President, Chief
Financial Officer and Treasurer

SPECIALTY RETAILERS (TX) LLC,
as a Facility Guarantor

By:	/s/ Oded Shein
Name:	Oded Shein
Title:	Executive Vice President, Chief
Financial Officer and Treasurer

Signature Page to First Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent, as Collateral
Agent, as Swingline Lender and as Lender

By:	/s/ Christine M. Scott
Name:	Christine M. Scott
Title:	SVP - Director

Signature Page to First Amendment to Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Lender

By:	/s/ Adam B. Davis
Name:	Adam B. Davis
Title:	Director

Signature Page to First Amendment to Amended and Restated Credit Agreement

JP MORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Kevin D. Padgett
Name:	Kevin D. Padgett
Title:	Authorized Officer

Signature Page to First Amendment to Amended and Restated Credit Agreement

REGIONS BANK,
as Co-Syndication Agent and Lender

By:	/s/ Connie Ruan
Name:	Connie Ruan
Title:	Attorney-In-Fact